UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2010
VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT		06511

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
          As previously disclosed, on December 17, 2009, Vion Pharmaceuticals, Inc. (“Vion”), a Delaware corporation filed a voluntary petition seeking relief pursuant to Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 09-14429 (CSS)).
          On February 11, 2010 Vion filed with the Court a Chapter 11 Plan of Liquidation (as amended, the “Plan”) and a related disclosure statement. On April 7, 2010, the Court entered an order (the “Confirmation Order”) confirming the Plan. The Plan became effective on April 8, 2010 (the “Effective Date”). A copy of the Confirmation Order confirming the Plan is attached hereto as Exhibit 99.1.
Summary of Plan
          The following is a summary of the material terms of the Plan, as confirmed by the Court. The summary is qualified in its entirety by reference to the Plan. Capitalized terms used but not defined herein have the meanings given to them in the Plan.
          Pursuant to the Plan, on the Effective Date, all of Vion’s assets and liabilities, excluding certain licenses and drug applications that are being retained by Vion, are to be transferred to the Vion Liquidating Trust for the purpose, among other things, of making distributions to the Holders of Allowed Claims, pursuing Causes of Action, and liquidating the Estate. The Plan provides for the appointment of a Liquidating Trustee for the purpose of liquidating and distributing all of Vion’s remaining assets.
          Other than Administrative Claims and Priority Tax Claims, which will be paid in full (or the amount awarded by the Court) as soon as practicable under the Plan, the potential claims and interests in Vion are divided into four classes under the Plan:
•	Class 1 consists of Priority Claims, the holders of which are entitled to receive payment in full, in cash, without interest, in relative order of priority pursuant to Bankruptcy Code § 507, as soon as practicable after the later of the Effective Date or within ten days after the date on which such Claim becomes an Allowed Claim.

•	Class 2 consists of Secured Claims, the holders of which are entitled to, at the option of the Liquidating Trustee, (i) have such Claim reinstated and rendered unimpaired in accordance with Bankruptcy Code § 1124(2); or (ii) receive Cash or the collateral securing its Claim, in full and complete satisfaction of such Claim, on the later of the Initial Distribution Date under the Plan and the date such Claim becomes an Allowed Claim, or as soon thereafter as is practicable.

•	Class 3 consists of General Unsecured Claims, including holders of Vion’s convertible debt, the holders of which are entitled to receive their Pro Rata share of Distributable Cash, until paid in full. In the event the Claims are paid in full, holders of Class 3 Claims are entitled to interest from the Petition Date through the Effective Date.

•	Class 4 consists of Interests and Interest Related Claims, holders of which are not entitled to receive any distribution or dividend on account of such Interest.
The listing of a class above does not necessarily mean that there are any claims or interests within such class existing as of the Effective Date. The Disbursing Agent shall make initial distributions under the Plan on account of Claims Allowed before the Effective Date as soon as practicable on or after the Effective Date, except as otherwise agreed to by the Trust Oversight Committee or by order of the Bankruptcy Court, and thereafter as described in the Plan.
Share Information
          Immediately after the Effective Date, the Liquidating Trustee shall be authorized to take all actions reasonably necessary to dissolve Vion under applicable laws; provided, however, that Vion shall not be dissolved any sooner than the earlier of (a) 20 months after the Effective Date or (b) a date upon which Vion’s former employees may no longer continue to collect health benefits under the Consolidated Omnibus Budget Reconciliation Act (COBRA).
          Immediately prior to the confirmation of the Plan, Vion had 60,000,000 authorized shares of common stock, $0.01 par value per share, of which 8,054,519 were issued and outstanding as of April 5, 2010, and 5,000,000 authorized shares of preferred stock, none of which were issued or outstanding. As a result of the Plan becoming effective, all of Vion’s outstanding shares of common stock will be cancelled without consideration as of the Effective Date and have no value. No shares are being reserved for future issuance in respect of claims and interests filed or allowed under the Plan; provided, however, the Liquidating Trustee will receive and hold one share of the common stock for the purpose of maintaining Vion’s corporate existence pending dissolution. Therefore all of the existing equity interests, including common stock, of Vion are worthless, and there is no value to the conversion rights of Vion’s convertible debt.
Assets and Liabilities
          In its most recent monthly operating report filed with the Court on March 22, 2010, Vion reported assets of $13,808,535 and liabilities of $66,563,236 as of February 28, 2010.
Item 3.03 Material Modification to the Rights of Security Holders
          Pursuant to the Plan, all outstanding equity interests of Vion, including but not limited to all outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests, are cancelled and extinguished on the Effective Date.
          In addition, on April 8, 2009, the Company filed a cease trading request with the Financial Industry Regulatory Authority. Accordingly, Vion’s common stock will cease trading and be removed from the OTC quotation systems list.
          After filing this Current Report on Form 8-K, Vion will file a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Vion’s reporting obligations under the Exchange Act will consequently be terminated and suspended.

Item 5.01 Changes in Control of Registrant
          As of the Effective Date, following consummation of the Plan, the Liquidating Trustee will hold one share of Vion common stock and the Vion Liquidating Trust will hold all of the assets of Vion (excluding certain licenses and drug applications that are being retained by Vion) for the purpose of winding down Vion’s remaining affairs.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          As of the Effective Date, and as contemplated by the Plan, Vion’s Board of Directors will be dissolved and its officers will be discharged. Accordingly, each of Vion’s directors, William R. Miller, Alan Kessman, George Bickerstaff, Kevin Rakin, Alan C. Sartorelli, Ph.D., Ian Williams, D. Phil and Gary Willis, and each of Vion’s remaining officers, Alan Kessman, Howard B. Johnson, Karen Schmedlin, and Dr. Ivan King, will cease to be directors or officers of Vion on the Effective Date.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Order Confirming Vion Pharmaceuticals, Inc.’s Second Amended Chapter 11 Plan of Liquidation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: April 8, 2010	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Order Confirming Vion Pharmaceuticals, Inc.’s Second Amended Chapter II Plan of Liquidation.